Revenue	12 Months Ended
Dec. 31, 2022
Disclosure of Revenue [Abstract]
REVENUE

4 REVENUE

	2022	2021	2020
	USD	USD	USD

Revenue from subscriptions	27,061,318	25,664,145	24,715,271
Revenue from advertisement (1)	12,057,903	9,840,247	5,803,085
Revenue from live events	9,362,794	-	-
	48,482,015	35,504,392	30,518,356

Goods and services transferred at a point in time	21,420,697	9,840,247	5,803,085
Goods and services transferred over time	27,061,318	25,664,145	24,715,271
	48,482,015	35,504,392	30,518,356

(1)	Revenue from advertisement include barter transactions amounting to USD 4,270,233 (2021: USD 475,528)

Contract assets

The Group’s contract assets consist of accrued income from contracts with customers which amounts to USD 2,365,013 (2021: 2,164,205). Accrued income is mainly comprised of subscription fees due from customers not yet billed. Revenue is recognized over time as the services are performed.

Contract liabilities

The Group’s contract liabilities from contracts with customers consist only of deferred revenue. Deferred revenue is mainly comprised of subscription fees and vouchers sold collected in advance for services not yet performed and therefore their revenues have not been recognized. Revenue is recognized over time as the services are performed. As of December 31, 2022, and 2021, the Group had deferred revenue of USD 4,536,370 and USD 3,150,431 respectively. This balance will be recognized as revenue as the services are performed, which is generally expected to occur over a period up to a year.

Revenue recognized that was included in the contract liability balance at the beginning of the years ended December 31, 2022, and 2021 is USD 3,150,431 and USD 2,306,502 respectively.